UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                      DECEMBER 14, 2004 (DECEMBER 8, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


    OKLAHOMA                           1-13726                  73-1395733
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 (State or other jurisdiction     (Commission File No.)       (IRS Employer
       of incorporation)                                   Identification No.)


 6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA               73118
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     (Address of principal executive offices)                   (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT


Effective December 8, 2004, Chesapeake Energy Corporation (the "Company") executed the Indenture (attached hereto as exhibit 4.1) for $600 million of 6.375% Senior Notes due 2015.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS


EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

   4.1         Indenture  dated  as of December 8, 2004 among  Chesapeake,  as
               issuer,  the  subsidiaries   signatory  thereto,   as  Subsidiary
               Guarantors and The Bank of New York Trust Company, N.A., as Trustee, with respect to 6.375% Senior Notes due 2015.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          CHESAPEAKE ENERGY CORPORATION


                                    By:   /s/ AUBREY K. MCCLENDON
                                          -------------------------------------
                                                Aubrey K. McClendon
                                                Chairman of the Board and
                                                Chief Executive Officer


Dated:        December 14, 2004

                                  EXHIBIT INDEX


EXHIBIT NO.             DOCUMENT DESCRIPTION
-----------             --------------------

 4.1           Indenture  dated  as of December 8, 2004 among  Chesapeake,  as
               issuer,  the  subsidiaries   signatory  thereto,   as  Subsidiary
               Guarantors and The Bank of New York Trust Company, N.A., as Trustee, with respect to 6.375% Senior Notes due 2015.